Exhibit 99.1

Oaktree Acquisition Corp. II Announces Delisting of its Securities Effective and Conditional Upon Consummation of its Pending Business Combination with Alvotech

Business Combination remains subject to satisfaction of customary closing conditions, including approval of Oaktree’s shareholders

Los Angeles (June 3, 2022) — Oaktree Acquisition Corp. II (NYSE: OACB) (“OACB” or the “Company”) announced today that, assuming satisfaction of the conditions to the closing of its pending business combination with Alvotech Holdings S.A. and Alvotech (“Topco”) (the “Business Combination”), including approval of the Business Combination by the Company’s shareholders, Topco, as the surviving entity, intends to list its ordinary shares on The Nasdaq Stock Market LLC and the Nasdaq First North Growth Market (together “Nasdaq”) under the new ticker symbol “ALVO” and its warrants on The Nasdaq Stock Market LLC under the new ticker symbol “ALVOW” and that OACB intends to voluntarily delist all of its securities from The New York Stock Exchange (“NYSE”), including each of OACB’s units, Class A ordinary shares and public warrants currently listed on the NYSE under the symbols “OACB.U,” “OACB” and “OACB WS,” respectively. The decision to list on Nasdaq was made in consideration of the Business Combination. OACB expects the last day of trading on the NYSE to be on or about June 15, 2022 and trading is expected to begin on Nasdaq on or about June 16, 2022 following the consummation of the Business Combination, which is currently expected to occur on June 15, 2022, subject to final shareholder approval at OACB’s extraordinary general meeting on June 7, 2022, and satisfaction of other customary closing conditions. Until the Business Combination is complete, OACB’s Class A ordinary shares, warrants and units will continue to trade under the ticker symbols “OACB,” “OACB WS” and “OACB.U,” respectively, on the NYSE. The Nasdaq listing and NYSE delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements.

As previously announced, the Company will hold the extraordinary general meeting at 10:00 a.m., New York Time, on June 7, 2022, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting at https://www.cstproxy.com/oaktreeacquisitioncorpii/2022. The Proxy Statement/Prospectus with respect to the Business Combination, together with a proxy card for voting, has been mailed to the Company’s shareholders. Shareholders are encouraged to attend the extraordinary general meeting and to vote as soon as possible by signing, dating and returning the proxy card enclosed with the Proxy Statement/Prospectus. If you have any questions, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 (toll free), or banks and brokers can call (203) 658-9400, or by email at OACB.info@investor.morrowsodali.com.

Additional Information

In connection with the Business Combination, OACB, Alvotech Holdings S.A. and TopCo filed with the SEC a registration statement on Form F-4 (the “Registration Statement”) containing a proxy statement of OACB and a prospectus of TopCo. The Registration Statement has been declared effective by the SEC and OACB has mailed a definitive proxy statement/prospectus related to the proposed Business Combination to its shareholders. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. OACB’s shareholders and other interested persons are advised to read the proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Alvotech, OACB and the proposed Business Combination. Shareholders of OACB are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov, or by directing a written request to: OACB, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Participants in the Solicitation

OACB and Alvotech and their directors and executive officers may be deemed participants in the solicitation of proxies from OACB’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in OACB is contained in OACB’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to OACB, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed Business Combination.

TopCo and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of OACB in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement/prospectus for the proposed Business Combination.

Forward Looking Statements

Certain statements in this communication may be considered “forward-looking statements.” Forward-looking statements generally relate to future events or the future financial operating performance of OACB or Alvotech. For example, Alvotech’s expectations regarding future growth, results of operations, performance, future capital and other expenditures including the development of critical infrastructure for the global healthcare markets, competitive advantages, business prospects and opportunities including pipeline product development, future plans and intentions, results, level of activities, performance, goals or achievements or other future events; the potential approval and commercial launch of product candidates; and the timing of the closing of the Business Combination and expected first day of trading of TopCo’s securities on The Nasdaq Stock Market LLC and The Nasdaq First North Growth Market. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OACB and its management, and Alvotech and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond OACB’s and Alvotech’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against OACB, the combined company or others following this announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of OACB, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Alvotech as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Alvotech or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Alvotech’s estimates of expenses and profitability; (12) pending litigation related to AVT02; (13) the potential impact of the ongoing COVID-19 pandemic on the FDA’s review timelines, including its ability to complete timely inspection of manufacturing sites; (13) the commercial launch date of AVT02 in the United States or elsewhere, and (15) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OACB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in the Registration Statement or in other documents filed by OACB with the SEC. There may be additional risks that neither OACB nor Alvotech presently know or that OACB and Alvotech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OACB nor Alvotech undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication. Alvotech and OACB disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this communication and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Alvotech, OACB, TopCo or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this communication, the information contained in this communication, or the omission of any information from this communication.

No Offer

This communication is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

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